UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.                     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Clayton Street Trust

(Exact Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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, 2017

Dear Shareholder:

Recently, Janus Capital Group Inc. (“Janus”), the parent company of Janus Capital Management LLC (“Janus Capital”), your fund’s investment adviser, and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Subject to certain conditions, the Transaction is currently expected to close by the second quarter of 2017. The closing may be deemed to cause an “assignment” of the current advisory agreement between Janus Capital and your fund, which would cause such agreement to terminate automatically in accordance with its terms.

In order to provide continuity of advisory services for your fund after the closing of the Transaction, the Board of Trustees for your fund is requesting that you vote on proposals to approve a new investment advisory agreement between Janus Capital and your fund to permit Janus Capital to continue to serve as investment adviser to the fund following the closing of the Transaction.

The proposal will be presented to shareholders at a joint Special Meeting of Shareholders to be held on March 17, 2017. The proposal is briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposal, which you should read carefully.

The Independent Trustees of the Funds believe that the proposal is in the best interest of each fund and have recommended that shareholders vote “FOR” the proposal applicable to their fund.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;

•	By mail with the enclosed proxy card(s); or

•	In person at the Special Meeting of Shareholders on March 17, 2017.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call the proxy solicitor, Computershare Fund Services, at 866-492-0863.

Thank you for your consideration of the proposal. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

Bruce L. Koepfgen

President and Chief Executive Officer

of Clayton Street Trust

CLAYTON STREET TRUST

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Clayton Street Trust (the “Trust”) and the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on March 17, 2017 at 10 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of the Trust and each Fund will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting.

Proposal 1.    To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

Shareholders of record of the Trust and each Fund, as of the close of business on December 20, 2016 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposal. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting.

Each Fund is available in connection with investment in and payments under variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company and its affiliates (“Protective Life”). Individual contract owners are not the “shareholders” of a Fund. Rather, Protective Life and its separate accounts are the shareholders. Protective Life may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card(s), or complete, sign and date the enclosed proxy card(s) and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Clayton Street Trust

            , 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL

MEETING OF SHAREHOLDERS TO BE HELD ON March 17, 2017:

The enclosed Proxy Statement is available free of charge at janus.com/[fundupdate].

Each Funds’ most recent annual report and any more recent semiannual report are available free of charge at janus.com/variable-insurance/clayton.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card(s) properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus funds listed in the enclosed joint proxy statement (“Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). The Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:	Recently, Janus Capital Group Inc. (“Janus”), the parent company of Janus Capital Management LLC (“Janus Capital” or the “Adviser”), and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock, merger of equals, strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct, wholly-owned subsidiary of Henderson (the “Transaction”). Subject to certain conditions, the Transaction is scheduled to close by the second quarter of 2017 (“Closing”). Shareholders of the Janus funds listed in the enclosed Proxy Statement (each a “Fund” and, collectively, the “Funds”) are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to vote on a proposal that is being presented to them as a result of the Transaction.

The Closing may be deemed to cause an “assignment” of each Fund’s current investment advisory agreement with Janus Capital, which would cause such agreement to terminate automatically in accordance with its terms. Janus Capital recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Clayton Street Trust (the “Trust”) has approved and recommends that shareholders of each Fund approve, a new investment advisory agreement between their Fund and Janus Capital, which would be effective after the closing of the Transaction, in order for Janus Capital to continue to provide advisory services to each Fund following the Transaction. Each of these proposed agreements will have the substantially similar terms as the corresponding current agreement.

Q:	How will I as a Fund shareholder be affected by the Transaction?

A:	Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Assuming approval of the new advisory agreements, the Adviser will continue to manage your Fund according to the same objectives and policies as before and does not anticipate any significant changes to your Fund’s operations.

In the event the Transaction takes place, the combined company, which will be renamed Janus Henderson Global Investors, plc (“Janus Henderson”), will have approximately                billion in assets under management and a combined market capitalization of                billion. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution.

Q:	Why am I being asked to approve a new investment advisory agreement between my Fund and Janus Capital?

A:	Janus Capital currently serves as each Fund’s investment adviser. Under the Investment Company Act of 1940, the Transaction may be deemed to cause an “assignment” of the current investment advisory agreement with your Fund, which would cause the agreement to terminate. Shareholders are being asked to approve a new investment advisory agreement between the Adviser and their Fund that, if approved by shareholders, would permit the Adviser to continue to serve as investment adviser to the Fund after the closing of the Transaction.

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Q:	Will the Transaction result in any important differences between the new investment advisory agreement compared to the current investment advisory agreement for my Fund?

A:	No. The terms of the new agreement with the Adviser is substantially similar to the current agreement. There will be no change in the contractual advisory fee rate your Fund pays or the investment advisory services it receives as a result of the Transaction.

Q:	What will happen if shareholders of my Fund do not approve the new investment advisory agreement before consummation of the Transaction?

A:	Prior to the consummation of the Transaction, the Board would consider whether to approve an interim investment advisory agreement to assure continuity of investment advisory services to the Funds after the closing of the Transaction. Such interim investment advisory agreement would be the same or substantially identical to the current agreement, except that the Adviser must place their compensation for their services during this interim period in escrow, pending shareholder approval of a new investment advisory agreement. The Board urges you to vote without delay in order to avoid potential disruption to your Fund if the Adviser were unable to continue to manage the Fund

Q:	Who is eligible to vote?

A:	Shareholders who owned shares of a Fund at 4:00 p.m. Eastern on December 20, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Fund.

Q:	How do I vote my shares?

A:	You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card(s) and following the recorded instructions;
•	By mail, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope; or
•	In person at the Meeting on March 17, 2017.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by the Funds, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the proposal by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q:	If I send my vote in now as requested, can I change it later?

A:	Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposal. Shareholders should send notices of revocation to Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206, Attn: Secretary.

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Q:	What is the required vote to approve the proposal?

A:	Approval of the proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) (such a majority referred to herein as a “1940 Act Majority”) of such Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Shareholders of each Fund will vote separately on the proposal relating to their Fund. An unfavorable vote on the proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who should I call for additional information about this Proxy Statement?

A:	Please call Computershare, the proxy solicitor engaged by the Funds, at 866-492-0863.

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, 2017

CLAYTON STREET TRUST

Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Clayton Street Trust (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal that has already been approved by the Board:

Proposal 1.    To approve a new investment advisory agreement between the Trust, on behalf of your Fund and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on March 17, 2017 at 10 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). Any shareholder of record who owned shares of a Fund as of the close of business on December 20, 2016 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on the proposal applicable to each Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 866-492-0863. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card(s) are first being mailed to shareholders and contract owners on or about      , 2017.

Each Fund is available in connection with investment in and payments under variable annuity contracts offered by the separate accounts, or subaccounts thereof, of Protective Life Insurance Company and its affiliates (“Protective Life”). Individual contract owners are not the “shareholders” of a Fund. Rather, Protective Life and its separate accounts are the shareholders. Protective Life may offer to contract owners the opportunity to instruct it how to vote shares on the proposals presented at the Meeting.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, from your insurance company, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/variable-insurance/clayton, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Pursuant to a separate investment advisory agreement between Janus Capital and the Trust on behalf of each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Capital serves as each Fund’s investment adviser. Each Fund’s Current Advisory Agreement is dated March 4, 2016. Each Fund’s Current Advisory Agreement was approved by the Board on February 3, 2016 and was approved by the sole initial shareholder of such Fund on March 30, 2016.

The Transaction

The Adviser is a direct subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. On October 3, 2016, Janus and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Janus and Henderson have agreed to effect an all-stock, merger of equals, strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016.

The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”). Janus Henderson will have approximately            billion in assets under management and a combined market capitalization of            billion. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Under the terms of the Merger Agreement, as of the effective time of the Transaction, (i) Richard M. Weil, the current Chief Executive Officer of Janus, will become a co-Chief Executive Officer of Janus Henderson and (ii) Andrew J. Formica, the current Chief Executive Officer of Henderson, will become a co-Chief Executive Officer of Janus Henderson.

Janus Henderson will have a Board of Directors consisting initially of twelve directors, (i) six of whom will be persons designated by the existing Board of Directors of Henderson, and (ii) six of whom will be persons designated by the existing Board of Directors of Janus.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Merger Agreement by the holders of common stock of Janus; (ii) the requisite approval of the shareholders of Henderson of the Transaction and certain related matters; (iii) regulatory approvals; and (iv) receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies. The Merger Agreement also contains certain termination rights for each of Janus and Henderson.

Janus and Henderson currently expect to complete the Transaction by the second quarter of 2017.

The Proposal

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction may be deemed an “assignment” of each Current Advisory Agreement which would cause the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be The 1940 Act requires that a new advisory agreement be board of trustees and the shareholders of a fund in order for it to become effective.

In connection with the Transaction, the Board discussed the Transaction at a series of meetings, including meetings of the full Board and meetings of the independent trustees, commencing with a telephonic meeting of the independent trustees with certain representatives of the Adviser on October 5, 2016 and concluding with an in person meeting of the Board on October 24, 2016, called for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser in substantially the same form as the Current Advisory Agreement to take effect immediately after the Transaction closes or shareholder approval, whichever is later (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”).

At the October 24, 2016 Board meeting, and for the reasons discussed below (see “Board Considerations” below), the Board, a majority of whom are Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Adviser or Henderson (the “Independent Trustees”), approved the New Advisory Agreement on behalf of each Fund and recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreements, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix D.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of each New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Advisory Agreement for each Fund will have an initial term of two years and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the    Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services.    The investment advisory services to be provided by the Adviser to each Fund are the same under the Current Advisory Agreements and the New Advisory Agreements. Both the Current Advisory Agreements and New Advisory Agreements provide that the Adviser shall furnish continuous advice and recommendations to each Fund, and shall have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which each Fund may own or contemplate acquiring from time to time. The Adviser shall give due consideration to the investment policies and restrictions and the other statements concerning each Fund in the Trust’s Trust Instrument, as then in effect, the Trust’s Bylaws, as then in effect, and the registration statements of the Trust, and to provisions of the Internal Revenue Code, as applicable to each Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, the Adviser shall cause its officers to attend meetings and furnish oral and written reports, as each Fund may reasonably require, in order to keep the Board and appropriate officers of each Fund fully informed as to the condition of the investment portfolio of each Fund. Finally, subject to approval of the Board and, if required, the shareholders of the Fund, the Adviser is authorized to engage one or more sub-advisers in connection with its duties and responsibilities under the Current Advisory Agreement. The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreements as under the Current Advisory Agreements.

Fees.    Under each Current Advisory Agreement and New Advisory Agreement, the Fund pays to the Adviser an investment advisory fee of 0.40% of the Fund’s average daily net assets, which is calculated daily and paid monthly. Each Fund’s investment advisory fee rate under the New Advisory Agreement for such Fund is identical to the investment advisory fee rate under the Current Advisory Agreement.

The Adviser has agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that a Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the transfer agency agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) exceed 0.55% until at least May 1, 2018. The Adviser may recover from the Portfolio fees and expenses previously waived or reimbursed during the period beginning with the Portfolio’s commencement of operations and expiring on the third anniversary of the commencement of operations, which could then be considered a deferral. The Adviser may elect to recoup such amounts only if: (i) recoupment is obtained within three years from the date an amount is waived or reimbursed to the Fund, and (ii) the Fund’s expense ratio at the time of recoupment, inclusive of the recoupment amounts, does not exceed the expense limit at the time of waiver or at the time of recoupment.

During the Fund’s initial fiscal period, beginning on April 7, 2016 (commencement of operations) and ending on December 31, 2016, the amount of fees paid to the Adviser by each Fund was as follows:

	Fees Paid by the Fund to the Adviser	Fees Waived or Reimbursed by the Adviser
Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio

Payment of Expenses.    Under each Current Advisory Agreement and the New Advisory Agreement, the Funds assume and pay all expenses incidental to their organization, operations and business not specifically assumed or agreed to be paid by the Adviser. These Fund expenses include custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders’ meetings, reports to shareholders, fees and expenses of Independent Trustees, fees of any sub-adviser engaged by the Adviser to manage a Fund, and other costs of complying with applicable laws regulating the sales of Fund shares. The Funds also pay the salaries and related expenses of the Funds’ Chief Compliance Officer and other compliance-related personnel employed by the Adviser as authorized by the Trustees from time to time.

Other Services.    Under each Current Advisory Agreement and New Advisory Agreement, the Adviser is authorized, but not obligated, to perform management and administrative services necessary for the operation of each Fund. Specifically, the Adviser is authorized to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by the Adviser and/or Board to be necessary or desirable. The Adviser shall also generally monitor and report to the officers of the Trust regarding each Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of each Fund. Additionally, the Adviser shall make reports to the Board of its performance of services upon request and furnish advice and recommendations with respect to such other aspects of the business and affairs of each Fund as it shall determine to be desirable. The Adviser is also authorized, subject to review by the Board, to furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform the services contemplated by the agreement. The Adviser also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. See “Affiliated Service Providers, Affiliated Brokerage and Other Fees—Administrator” for additional information regarding these administrative services.

Limitation on Liability.    The Current Advisory Agreements and New Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties except to the extent otherwise provided by law.

Continuance.    The Current Advisory Agreement for each Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for each Fund will have an initial term of two years, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination.    The Current Advisory Agreement and New Advisory Agreement for each Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days’ advance written notice of termination be given to the Adviser at its principal place of business. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Fund, addressed to its principal place of business.

Interim Advisory Agreements

In the event shareholders of a Fund do not approve the New Advisory Agreement at the Meeting prior to the closing of the Transaction, the Board would consider whether to approve an interim investment advisory agreement between the Adviser and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) to assure continuity of investment advisory services to the Funds after the closing of the Transaction. If approved, the terms of each Interim Advisory Agreement would be substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement would continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement would be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement would be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board would take such action as it deems to be in the best interests of the Fund, and the Adviser would be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Merger Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Merger Agreement, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is a direct subsidiary of Janus. Janus is a publicly traded company with principal operations in financial asset management businesses and approximately $ 198.9 billion in assets under management as of September 30, 2016. Janus offers a broad range of investment solutions, including fixed income, equity, alternative and multi-asset class strategies. Investment strategies are offered through open-end funds domiciled in both the U.S. and offshore, as well as through separately managed accounts, collective investment trusts and exchange-traded products. Based in Denver, Janus has offices located in 12 countries throughout North America, Europe, Asia and Australia.

The Adviser has managed primarily growth equity portfolios since 1969. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of September 30, 2016, the Adviser had approximately $148.8 billion in assets under management. The business address of Janus and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

Certain information regarding the executive officers and directors of the Adviser is set forth in Appendix B.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator.    Janus Capital also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. Janus Capital is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Capital and the Trust, the Funds reimburse Janus Capital for reasonable costs incurred in performing certain administrative and clerical functions. Some examples of these reimbursable expenses include net asset value determination, fund accounting, updating of the Trust’s registration statement, and supporting the Board of Trustees. Amounts paid by each Fund to Janus Capital, as administrator, during the Fund’s initial fiscal period, beginning on April 7, 2016 (commencement of operations) and ending on December 31, 2016, were as follows:

Protective Life Dynamic Allocation Series – Conservative Portfolio:	$
Protective Life Dynamic Allocation Series – Moderate Portfolio:	$
Protective Life Dynamic Allocation Series – Growth Portfolio:	$

Distributor.    Janus Distributors LLC (the “Distributor”), located at 151 Detroit Street, Denver, Colorado 80206, an affiliate of the Adviser, serves as the distributor for the Funds’ shares. The Funds have adopted distribution and shareholder servicing plans in accordance with Rule 12b-1 under the 1940 Act. The plans are compensation type plans pursuant to which the Funds pay distribution and/or service fees to the Distributor intended to result in the sale and/or shareholder servicing of the shares of the Funds. Payments are made to the Distributor, who may make ongoing payments to financial intermediaries and may retain amounts paid by the Funds. Payments under the plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Fees paid by each Fund to the Distributor during the Fund’s initial fiscal period, beginning on April 7, 2016 (commencement of operations) and ending on December 31, 2016, were as follows:

Protective Life Dynamic Allocation Series – Conservative Portfolio:	$
Protective Life Dynamic Allocation Series – Moderate Portfolio:	$
Protective Life Dynamic Allocation Series – Growth Portfolio:	$

Transfer Agent.    Janus Services LLC (“Janus Services”), located at 151 Detroit Street, Denver, Colorado 80206, an affiliate of the Adviser, serves as each Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds. Each Fund pays to Janus Services transfer agent and shareholder servicing fees and expenses and reimburses Janus Services for its out-of-pocket costs for services it provides to the Funds. Each Fund also pay shareholder services fees to third party intermediaries for shareholder and transfer agency services performed by those intermediaries for the Funds and their shareholders. Fees paid by each Fund to Janus Services during the Fund’s initial fiscal period, beginning on April 7, 2016 (commencement of operations) and ending on December 31, 2016, were as follows:

Protective Life Dynamic Allocation Series – Conservative Portfolio:	$
Protective Life Dynamic Allocation Series – Moderate Portfolio:	$
Protective Life Dynamic Allocation Series – Growth Portfolio:	$

Affiliated Brokerage.    No Fund paid brokerage commissions during the Fund’s initial fiscal period ended on December 31, 2016 to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser.

Payments to Affiliates.    During each Fund’s initial fiscal period ended on December 31, 2016, no Fund made any material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund (other than pursuant to the Current Advisory Agreement, Administration Agreement, or fees paid to the Distributor or Janus Services as described herein).

Shareholder Approval

To become effective with respect to a Fund, each New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board recommends that shareholders of each Fund vote FOR approval of the Fund’s New Advisory Agreement.

BOARD CONSIDERATIONS

The Trustees of the Trust, the majority of which are Independent Trustees, met on October 24, 2016, at an in person meeting called for the purpose of considering the proposed New Advisory Agreement between the Adviser and the Trust acting on behalf of each of the Funds, and at meetings held at various times in advance of that date. The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Transaction. During these meetings, the Adviser indicated its belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Transaction could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result. In considering the New Advisory Agreements, the Trustees took the new, post-Transaction capital structure of the Adviser into account.

In the course of their consideration of the New Advisory Agreement, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Advisory Agreement and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the New Advisory Agreement, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Advisory Agreement, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the Adviser’s parent company as a result of the Transaction; and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

●            That the material terms regarding advisory services pursuant to the New Advisory Agreement are substantially identical to the terms of the Current Advisory Agreement with the Adviser;

●            That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by the Adviser, including compliance services;

●            The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;

●            That the manner in which each Fund’s assets are managed would not change as a result of the Transaction, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Transaction;

●            The terms and conditions of the New Advisory Agreement, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the Current Advisory Agreement;

●            That each Fund’s expense ratios are not expected to increase as a result of the Transaction or approval of the New Advisory Agreement;

●            That the fees and expense ratios of the Funds relative to comparable investment companies continued to be reasonable given the quality of services provided;

●            The history, reputation, qualification and background of Henderson, as well as its financial condition;

●            The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;

●            The long-term business goals of the Adviser and Henderson with respect to the Funds;

●            That, pursuant to the terms of the Transaction, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction;

●            That shareholders would not bear any costs in connection with the Transaction, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Transaction;

●            The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities as a result of the Transaction, which have the potential to result in long-term economies of scale; and

●            That the Adviser and Henderson would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Investment Advisory Agreements on October 24 2016, the Board noted that, in February 2016, the Board had initially approved the Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the contractual expense limitations by the Adviser for each Fund and the applicable caps on certain acquired fund fees and expenses, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment.

To inform their consideration of the New Advisory Agreement, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Transaction, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreement for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Advisory Agreement. In determining whether to approve the New Advisory Agreement, the Board considered the best interests of each Fund separately.

In voting to approve the New Advisory Agreement, the Board considered the overall fairness of the New Advisory Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Adviser, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of the Adviser, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to the Adviser and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels and (vi) other benefits that may accrue to the Adviser from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Advisory Agreement was not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees, in deciding to approve the New Advisory Agreement in respect of each Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.    In considering the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreement, the Board considered that the terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of the Adviser, as they relate to the Funds, would be the same as those of the Adviser. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Transaction. The Board also noted that the Transaction is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating the Adviser, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered the Adviser’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Transaction and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Funds; “fall-out” benefits.    The Board noted that the applicable contractual expense limitations by the Adviser for each Fund, as well as the cap on certain acquired fund fees and expenses currently in place for each Fund, will remain in place and unchanged under the New Advisory Agreement.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Transaction. The Board also noted that Henderson does not currently provide any investment management services to other variable insurance products. In light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by Janus Henderson in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.    The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Transaction, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other benefits to the Adviser.    The Board considered other potential benefits that may accrue to the Adviser as a result of its relationship with the Funds, which include reputational benefits that may enhance the Adviser’s ability to gain business opportunities from other clients.

Conclusion.    No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Advisory Agreement with respect to the Funds.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but are a beneficial owner as a contract owner of a variable annuity contract, Protective Life may request that you provide instruction on how to vote the shares you beneficially own. It is important to note that, in accordance with current law and interpretations, Protective Life votes all shares proportionately in accordance with the instructions they have received. In addition, Protective Life does not require voting instructions from a minimum number of beneficially owned shares in order to vote the shares held and, as a result, a relatively small number of contract owners can determine the outcome of the vote. Protective Life can provide you with additional information.

One-third of the outstanding shares entitled to vote at the Meeting with respect to each Fund shall be a quorum for the transaction of business by that Fund at the Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to the proposal is described in greater detail below. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting with respect to each Fund, the persons named as proxies may propose one or more adjournments or postponements of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement as to the proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present, the persons named as proxies will vote those proxies for the Fund (excluding broker non-votes and abstentions) in favor of such adjournment or postponement if they determine additional solicitation is warranted and in the interest of the Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Proposal 1: Approval of New Investment Advisory Agreement.    Shareholders of each Fund will vote separately on Proposal 1. The presence in person or by proxy of the holders of record of one-third of a Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum to hold the Meeting with respect to Proposal 1 for that Fund. To become effective with respect to a Fund, the New Advisory Agreements require the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Fund Share Ownership

The number of outstanding shares and net assets of each Fund as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Shares of each Fund are offered for purchase through a variable annuity contract of Protective Life. As of December 20, 2016, unless otherwise noted, all of the outstanding shares of each Fund were owned by insurance company separate accounts. The percentage ownership of each separate account owning 5% or more of the outstanding shares of each class of each Fund is provided in Appendix C to this Proxy Statement. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

Janus will pay the fees and expenses related to the proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, the Meeting, including any additional solicitation made by letter, telephone, or otherwise.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $8,000 plus any out-of-pocket expenses. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Protective Life may be required to forward soliciting material to the beneficial owners of shares of a Fund and to obtain authorization for the execution of proxies. To the extent Janus or a Fund would have directly borne the expenses for those services, Janus will reimburse those intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders of each Fund. Certain other Janus funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for certain identifying information from each shareholder. Then the representative will ask the shareholder to vote their shares by telephone, and ask for the shareholder’s instructions on the proposal(s). Although the representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The representative may read the recommendations set forth in this Proxy Statement. The representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact Computershare at 866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted “FOR” the proposal(s), as described in this Proxy Statement.

Shares Held by Accounts of Protective Life.    Shares of the Funds may be held by certain separate accounts of Protective Life to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Protective Life may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to Protective Life, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

Attending the Meeting.    If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare at 866-492-0863 to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Funds are not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Trust Instrument and the Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, from Protective Life, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/variable-insurance/clayton, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please vote by Internet or telephone promptly, or complete, sign and return the enclosed proxy card(s). No postage is required if you mail your proxy card(s) in the United States.

By Order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Clayton Street Trust

APPENDIX LIST

Appendix A –	Shares Outstanding and Net Assets
Appendix B –	Information Regarding Officers and Directors of Adviser
Appendix C –	Principal Holders
Appendix D –	Form of New Advisory Agreement

Appendix A

Shares Outstanding and Net Assets

The following chart shows the shares outstanding and net assets of each Fund as of December 20, 2016.

Fund	Total Number of Outstanding Shares	Net Assets
Protective Life Dynamic Allocation Series – Conservative Portfolio
Protective Life Dynamic Allocation Series – Moderate Portfolio
Protective Life Dynamic Allocation Series – Growth Portfolio

A-1

Appendix B

Information Regarding Officers and Directors of Adviser

Janus Capital Management LLC

Principal Executive Officer and Directors
Name	Title	Address	Principal Occupation
Clifford J. Weber	Chairman; Independent Trustee	151 Detroit Street Denver, CO 80206	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015). Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015) and Executive Vice President and Head of Strategy and Product Development, NYSE Liffe U.S., a division of NYSE Euronext (U.S. futures exchange) (2008-2013).

Maureen T. Upton	Independent Trustee	151 Detroit Street Denver, CO 80206	Principal Consultant, SRK Consulting (U.S.), Inc. (consulting services to global mining, energy and water resource industries) (since 2015). Formerly, Founder and Principal, Resource Initiatives LLC sustainability consulting firm) (2006-2015).

Jeffrey B. Weeden	Independent Trustee	151 Detroit Street Denver, CO 80206	Senior Advisor, BayBoston Capital LP (investment fund in banks and bank holdings companies) (since 2015). Management Advisor, BoxCast, Inc. (technology start-up company) (since 2014). Formerly Senior Executive Vice President and Chief Financial Officer, KeyCorp (financial services) (2002-2013).

Michael Drew Elder	Interested Trustee*	151 Detroit Street Denver, CO 80206	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital (since 2014) and President, Janus Distributors LLC (broker- dealer) (since 2014). Formerly, Senior Vice President, Janus Capital (2007-2014).

Bruce L. Koepfgen	President and Chief Executive Officer	151 Detroit Street Denver, CO 80206	President of Janus Capital Group Inc. and Janus Capital Management LLC (since 2013); Executive Vice President and Director of Janus International Holding LLC (since 2011); Executive Vice President of Janus Distributors LLC (since 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since 2011); Executive Vice President and Director of Perkins Investment Management LLC (since 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since 2011). Formerly, Executive Vice President of Janus Services LLC (2011-2015), Janus Capital Group Inc. and Janus Capital Management LLC (2011-2013); and Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (2011-2013).

David R. Kowalski	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	151 Detroit Street Denver, CO 80206	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	151 Detroit Street Denver, CO 80206	Vice President of Janus Capital and Janus Services LLC.

Michelle Rosenberg	Vice President and Secretary	151 Detroit Street Denver, CO 80206	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital, Janus Distributors LLC, and Janus Services LLC

*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital.

B-1

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Funds	Title with the Adviser
Michael Drew Elder	Trustee	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital

Bruce L. Koepfgen	President and Chief Executive Officer	President of Janus Capital Group Inc. and Janus Capital Management LLC

David R. Kowalski	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Senior Vice President and Chief Compliance Officer of Janus Capital

Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	Vice President of Janus Capital

Michelle Rosenberg	Vice President and Secretary	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital

Byron Hittle	Assistant Secretary	Assistant Vice President at Janus Capital

Bryan Szilagyi	Assistant Secretary	Director at Janus Capital

Allen Welch	Assistant Secretary	Director at Janus Capital

Adithya Attawar	Assistant Secretary	Legal Counsel at Janus Capital

B-2

Appendix C

Principal Holders

The officers and Trustees of the Funds cannot directly own shares of the Funds without purchasing an insurance contract through one of the Participating Insurance Companies or through a qualified retirement plan. To the best knowledge of the Trust, such officers and Trustee nominees individually, and collectively as a group, do not directly or beneficially own any outstanding shares of the Funds. To the best knowledge of the Trust, unless otherwise noted, as of December 20, 2016, all of the outstanding shares of the Funds were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or qualified plan owning 5% or more of the outstanding shares of any Fund is listed below.

To the best knowledge of the Trust, no qualified plan owned 10% or more of the shares of the Trust as a whole.

From time to time, a Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

The shares held by the separate accounts of each insurance company, including shares for which no voting instructions have been received, are typically voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts’ voting rights typically are passed through to contract owners, the insurance companies themselves may not exercise voting control over the shares held in those accounts.

Fund	Shareholder and Address of Record	Percentage Ownership
Protective Life Dynamic Allocation Series – Conservative Portfolio

Protective Life Dynamic Allocation Series – Moderate Portfolio

Protective Life Dynamic Allocation Series – Growth Portfolio

C-1

Appendix D

Form of New Advisory Agreement

Form of

CLAYTON STREET TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

PROTECTIVE LIFE DYNAMIC ALLOCATION SERIES-

CONSERVATIVE PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this __ day of May, 2017 between CLAYTON STREET TRUST, a Delaware statutory trust (the “Trust”), and JANUS [HENDERSON] CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Protective Life Dynamic Allocation Series – Conservative Portfolio (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment.  The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services.  JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services.  JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation.  The Trust shall pay to JCM for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.40% of the average daily closing asset value of the Fund (1/366 of 0.40% of the average daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM.  In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust.  The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment.  This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term.  This Agreement shall continue in effect until April __, 2019, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to April __ of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments.  This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series.  The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability.  All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM.  JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “JCM” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions. The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

Form of

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS [HENDERSON] CAPITAL
MANAGEMENT LLC

By:
Name:
Title:

CLAYTON STREET TRUST

By:
Name:
Title:

CLAYTON STREET TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

PROTECTIVE LIFE DYNAMIC ALLOCATION SERIES-

MODERATE PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this __ day of May, 2017 between CLAYTON STREET TRUST, a Delaware statutory trust (the “Trust”), and JANUS [HENDERSON] CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Protective Life Dynamic Allocation Series – Moderate Portfolio (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment.  The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services.  JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services.  JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust.  The Trust shall have the following obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation.  The Trust shall pay to JCM for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.40% of the average daily closing asset value of the Fund (1/366 of 0.40% of the average daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM.  In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust.  The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment.  This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term.  This Agreement shall continue in effect until April __, 2019, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to April __ of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments.  This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series.  The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability.  All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM.  JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “JCM” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM.  The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

Form of

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS [HENDERSON] CAPITAL
MANAGEMENT LLC

By:
Name:
Title:

CLAYTON STREET TRUST

By:
Name:
Title:

CLAYTON STREET TRUST

FORM OF INVESTMENT ADVISORY AGREEMENT

PROTECTIVE LIFE DYNAMIC ALLOCATION SERIES-

GROWTH PORTFOLIO

THIS INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made this __ day of May, 2017 between CLAYTON STREET TRUST, a Delaware statutory trust (the “Trust”), and JANUS [HENDERSON] CAPITAL MANAGEMENT LLC, a Delaware limited liability company (“JCM”).

W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and has registered its shares for public offering under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Protective Life Dynamic Allocation Series – Growth Portfolio (the “Fund”); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as the investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1. Appointment.  The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Investment Advisory Services.  JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund, and have authority to act with respect thereto, as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Amended and Restated Trust Instrument (“Trust Instrument”), Bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM’s duties and responsibilities under this Agreement, which subadvisers may be, but are not required to be, affiliates of JCM.

3. Other Services.  JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by other service providers, including affiliates of, independent third party service providers, or duly appointed subadvisers whether affiliated or not) the management and administration services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust and the Fund, to conduct relations with custodians, depositories, transfer and pricing agents, administrators, fund accounting agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks, agents, and such other persons in any such other capacity deemed by JCM and/or the Trustees to be necessary or desirable. To the extent the Trust has not otherwise contracted on behalf of the Fund, JCM shall generally monitor and report to Fund officers the Fund’s compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement to the extent such services are not otherwise contracted by the Trust, on behalf of the Fund.

4. Obligations of Trust.  The Trust shall have the following obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5. Compensation.  The Trust shall pay to JCM for its services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.40% of the average daily closing asset value of the Fund (1/366 of 0.40% of the average daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

6. Expenses Borne by JCM.  In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund’s operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related expenses of the Trust’s officers and its Trustees, except for such Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

7. Expenses Borne by the Trust.  The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not “interested persons,” as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation (and any out-of-pocket expense as may be agreed upon) of the Fund’s custodian, transfer agent, administrator, fund accounting agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM, its affiliates, or other Fund service providers, for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCM shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCM compensation for, or reimburse JCM for its expenses incurred in connection with, such services as JCM and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

8. Termination.  This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name “Janus” in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9. Assignment.  This Agreement shall terminate automatically in the event of any assignment of this Agreement.

10. Term.  This Agreement shall continue in effect until April __, 2019, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to April __ of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11. Amendments.  This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12. Other Series.  The Trustees shall determine the basis for making an appropriate allocation of the Trust’s expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13. Limitation of Personal Liability.  All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14. Limitation of Liability of JCM.  JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, “JCM” shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15. Activities of JCM.  The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16. Certain Definitions.  The terms “vote of a majority of the outstanding voting securities,” “assignment” and “interested persons” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

17. Governing Law.  This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS [HENDERSON] CAPITAL
MANAGEMENT LLC

By:
Name:
President

CLAYTON STREET TRUST

By:
Name:
Title:

Form of Proxy Card
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 150 Clayton Lane Denver, CO 80206 on March 17, 2017
Please detach at perforation before mailing.
PROXY CLAYTON STREET TRUST PROXY JOINT SPECIAL TO BE HELD MEETING ON MARCH OF SHAREHOLDERS 17, 2017
This Proxy is solicited on behalf of the Trustees of Clayton Street Trust. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Michelle Rosenberg, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Clayton Street Trust (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on March 17, 2017 at [●] a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.
Receipt of the Notice of a Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Clayton Street Trust represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.
VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
CST_28318_122016

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Clayton Street Trust Joint Special Meeting of Shareholders to Be Held on March 17, 2017.
The Proxy Statement for this Meeting is available at: https://www.proxy-direct.com/cst-28318
IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD
FUNDS FUNDS FUNDS
Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3
Please detach at perforation before mailing.
When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “For” the Proposal set forth below.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X
+
A Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
FOR AGAINST ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of your Fund and Janus Capital ? ? ? Management LLC (“Janus Capital” or the “Adviser”).
B Authorized Signatures ─- This section must be completed for your vote to be counted.─- Sign and Date Below
Date (mm/dd/yyyy) ─- Please print date below Signature 1 ─- Please keep signature within the box Signature 2 ─- Please keep signature within the box
/ /
608999900109999999999 xxxxxxxxxxxxxx CST 28318 M xxxxxxxx +